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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                      Date of Report:  September 15, 2000

                     WASHINGTON GROUP INTERNATIONAL, INC.

                        Commission File Number 1-12054

                            A Delaware corporation

                  IRS Employer Identification No. 35-0565601

                    720 PARK BOULEVARD, BOISE, IDAHO 83729

                                 208/386-5000

           Former Name of Registrant:  Morrison Knudsen Corporation

   Former Address of Registrant:  Morrison Knudsen Plaza, Boise, Idaho 83729


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Item 5.  Other Matters.

     As previously reported, in July 2000 the Board of Directors of Washington Group International, Inc., a Delaware corporation formerly known as Morrison Knudsen Corporation (the "Corporation"), approved the change of the Corporation's name to "Washington Group International, Inc.," subject to stockholder approval. The stockholders of the Corporation approved the name change at a special meeting held for such purpose on September 15, 2000. The name change became effective on such date upon the filing of a certificate of amendment of the Corporation's certificate of incorporation with the Delaware Secretary of State.

     On September 15, 2000, the Corporation issued a press release announcing the effectiveness of the name change. A copy of the press release is filed as
Exhibit 99.1 to this current report on Form 8-K and incorporated herein by this reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits.

              3.1 The Corporation's Restated Certificate of Incorporation (filed as Exhibit 3.1 to the registrant's Form 10-K Annual Report for fiscal year ended November 30, 1998 and incorporated herein by reference).

              3.2 Certificate of Amendment, dated September 15, 2000, of the Corporation's Restated Certificate of Incorporation.

              3.3       The Corporation's Amended and Restated Bylaws.

              4.1 Temporary Specimen certificate for the Corporation's Common Stock.

              4.2 Specimen certificate for the Corporation's Warrants to expire on March 11, 2003.

              99.1 Press release, dated September 15, 2000, issued by the Corporation.

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                                   Signature
                                   ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        WASHINGTON GROUP INTERNATIONAL, INC.


                                        By: /s/ Craig G. Taylor
                                            ------------------------------------
                                                Craig G. Taylor
                                                Secretary

September 18, 2000

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                               Index to Exhibits
                               -----------------


Exhibit
  No.       Exhibit
-------     -------
  3.1       The Corporation's Restated Certificate of Incorporation (filed as
            Exhibit 3.1 to the registrant's Form 10-K Annual Report for fiscal year ended November 30, 1998 and incorporated herein by reference).

  3.2 Certificate of Amendment, dated September 15, 2000, of the Corporation's Restated Certificate of Incorporation.

  3.3       The Corporation's Amended and Restated Bylaws.

  4.1       Temporary Specimen certificate for the Corporation's Common Stock.

  4.2 Specimen certificate for the Corporation's Warrants to expire on March 11, 2003.

  99.1      Press release, dated September 15, 2000, issued by the Corporation.

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